FORM 8-K/A


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported)  December 30, 2004
                                                         -----------------

                             HENNESSY ADVISORS, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)

         California                     000-49872                68-0176227
         ----------                     ---------                ----------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

       750 Grant Avenue, Suite 100                                94945
            Novato, California                                    -----
            ------------------
 (Address of principal executive offices)                      (Zip Code)

        Registrant's telephone number including area code: (415) 899-1555
                                                           --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 4.01    Changes In Registrant's Certifying Accountant


On January 6, 2005, Hennessy Advisors, Inc. filed a Form 8-K disclosing a change in auditors. This amendment is being filed for the purpose of filing as an exhibit the required letter of the former auditors, Pisenti & Brinker, LLP.


Item 9.01  Financial Statements and Exhibits

(c)      Exhibits

16 Letter of Pisenti & Brinker, LLP, dated January 12, 2005 regarding change in certifying accountant



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        HENNESSY ADVISORS, INC.
                                        (registrant)



January 18, 2005                         By:   /s/ Teresa M. Nilsen
                                           -------------------------------------
                                              Teresa M. Nilsen
                                              Chief Financial Officer and
                                              Executive Vice President










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